UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2021 (June 9, 2021)

HERITAGE GLOBAL INC.

(Exact name of registrant as specified in its charter)

Florida	001-39471	59-2291344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12625 High Bluff Drive, Suite 305, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 847-0656

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	HGBL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2021, the registrant held its 2021 Annual Meeting of Shareholders. The following matters were submitted to a vote of the shareholders of record as of April 14, 2021 through the solicitation of proxies:

1.	To elect J. Brendan Ryan and Barbara Sinsley as Class III directors;
2.	To ratify the appointment of Baker Tilly US, LLP as the Company's independent auditor for the fiscal year ending December 31, 2021;
3.	To approve, on an advisory, non-binding basis, the Company's compensation of its named executive officers as disclosed in the attached Proxy Statement;
4.	To consider and act upon a non-binding, advisory proposal on the frequency of the advisory vote on the Company's compensation of its named executive officers.

J. Brendan Ryan and Barbara Sinsley were elected to serve as Class III directors. The results of the election were as follows:

	For	Withheld	Broker Non-Votes
J. Brendan Ryan	19,369,723	42,897	7,143,573
Barbara Sinsley	19,359,680	52,940	7,143,573

Baker Tilly US, LLP was ratified as the Company’s independent auditor for the fiscal year ending December 31, 2021. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
26,494,972	59,905	1,316	-

The advisory (non-binding) vote to approve the compensation of named executive officers was in favor of executive compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
18,858,002	502,505	52,113	7,143,573

The advisory (non-binding) vote to approve frequency of the advisory vote on the compensation of named executive officers was in favor of three years. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
6,600,503	76,852	12,719,327	15,938	7,143,573

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE GLOBAL INC.

Date: June 15, 2021	By:	/s/ Ross Dove
Ross Dove
Chief Executive Officer